UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2014 (July 7, 2014)

EFACTOR GROUP CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51569	84-1598154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Market Street, Suite 600

San Francisco, California 94105

(Address of Principal Executive Offices)

(650) 380-8280

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 7, 2014, EFactor Group Corp. (the “Company”) entered into an Exchange Agreement (the “Agreement”) by and among the Company, GroupCard BV, an entity organized under the laws of the Netherlands (“GroupCard”), and the shareholders of GroupCard (the “Sellers”). On the same date, the parties consummated the transaction, pursuant to which the Sellers sold, and the Company purchased, all of GroupCard’s outstanding capital stock (the “Transaction”), in exchange for 2,812,500 unregistered shares of the Company’s common stock (“Common Stock”). In connection with the Transaction, the Company agreed to loan GroupCard, within 120 days of the closing of the Transaction, $400,000 at six percent interest per annum for working capital purposes. In addition, the Company agreed to pay the Sellers four semi-annual earn-out payments of shares of Common Stock (“Earn-Out Shares”), commencing on January 1, 2015. In the event 20,000 or more members are added by GroupCard during a semi-annual period (each, an “Earn-Out Period”), the Company shall issue to the Sellers the number of Earn-Out Shares equal to (i) $25.00 per member added by GroupCard during such Earn-Out Period, divided by (ii) $0.80. In the event less than 20,000 members are added during an Earn-Out Period, the Company will not issue any Earn-Out Shares to the Sellers for such period; however, any members added during such Earn-Out Period will be counted towards the subsequent Earn-Out Period. The Transaction and the Agreement were approved by the Company’s board of directors and the board of directors and the shareholders of GroupCard. The Agreement contains customary representations, warranties, and covenants by each of the parties.

The foregoing description of the Agreement does not purport to be a complete statement of the parties’ rights under the Agreement and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuance of the Common Stock pursuant to the Agreement is incorporated herein by reference. The Transaction was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended the (“Securities Act”) afforded by Section 4(a)(2) thereof.

Item 7.01. Regulation FD Disclosure.

On July 10, 2014, the Company issued a press release announcing the completion of the Transaction. A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Company will file the financial statements required by this Item 9.01 not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

 The Company will file the pro forma financial information required by this Item 9.01 not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

	(d)	Exhibits.

Exhibit No.		Description

10.1*		Exchange Agreement, dated as of July 7, 2014, by and among the Company, GroupCard BV and the Shareholders of GroupCard BV.

99.1		Press release dated July 10, 2014.

*

Schedules, exhibits, and similar supporting attachments or agreements to this agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2014

EFACTOR GROUP CORP.

By:	/s/ Mark V. Noffke
Name: Mark V. Noffke
Title: Chief Financial Officer